ASPIRATION FUNDS
Aspiration Redwood Fund (the “Fund”)

Supplement dated April 13, 2023
to the Prospectus and Summary Prospectus
each dated February 1, 2023

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and Summary Prospectus.

The Board of Trustees of the Trust approved an increase in the Fund’s expense limit from 0.50% to 0.95%, effective April 1, 2023.

Effective April 1, 2023, the table entitled “Annual Fund Operating Expenses” within the section of the Prospectus entitled “Fees and Expenses” is replaced in its entirety with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees [1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee[2]	0.00%	0.00%
Other Expenses	0.86%	0.86%
Total Annual Fund Operating Expenses	0.86%	2.86%
Expense Reimbursements[3]	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements[3]	0.86%	2.86%
1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Adviser”), and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2.00% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets.
2 Distribution and/or Service (12b-1) Fees are less than 0.00%.
3. Restated to reflect current expense limits.  The Adviser has entered into an expense limitation agreement (“Agreement”) with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses to 0.95% (“Maximum Operating Expense Limit”).  The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies. The Adviser has not agreed to waive or reimburse brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expense, such as litigation and indemnification expenses. Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund’s total annual fund operating expenses may actually exceed the Maximum Operating Expense Limit. The Agreement is in effect through January 31, 2024, unless earlier terminated by a majority of the Board of Trustees (the “Board” or the “Trustees”) who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, or a majority vote of the outstanding voting securities of the Trust. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement.  Prior to April 1, 2023, the Maximum Operating Expense Limit was 0.50%.

Effective April 1, 2023, the section of the Prospectus entitled “Example” is replaced in its entirety with the following:

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund’s adviser or the maximum annual payment of 2% of the value of your account. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Assuming no Payments to the Adviser	$88	$274	$477	$1,061
Assuming a Payment of 2.00 % of the Value of the Shareholder’s Account	$289	$886	$1,508	$3,185

Investors Should Retain This Supplement for Future Reference

ASPIRATION FUNDS
Aspiration Redwood Fund (the “Fund”)

Supplement dated April 13, 2023
to the Statement of Additional Information
dated February 1, 2023

The information in this Supplement updates information in, and should be read in conjunction with, the Statement of Additional Information for the Fund.

The Board of Trustees of the Trust approved an increase in the Fund’s expense limit from 0.50% to 0.95%, effective April 1, 2023.

Effective April 1, 2023, the fifth paragraph in the section entitled “The Investment Adviser” is replaced in its entirety with the following:

Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Adviser has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than brokerage fees and commission, acquired funds fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses) are limited to 0.95% of the average daily net assets of the Fund for the period from April 1, 2023 through January 31, 2024.  The Expense Limitation Agreement can only be terminated prior to January 31, 2024 by a majority of the Fund’s Board of Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, or a majority vote of the outstanding voting securities of the Trust. It is expected that the Expense Limitation will automatically renew upon the effective date of the Fund’s annual update to its registration statement. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within three years following the date on which the waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement. Prior to April 1, 2023, the Maximum Operating Expense Limit was 0.50%.

Investors Should Retain This Supplement for Future Reference